SUPPLEMENT DATED April 23, 2020 TO THE PROSPECTUS OF

AIP ALTERNATIVE LENDING FUND P, dated January 28, 2020

The section of the Prospectus entitled “Summary of Terms—Special Risk Considerations—General Economic and Market Conditions” is hereby deleted and replaced with the following:

General Economic and Market Conditions. The value of your investment in the Master Fund is based on the market prices and values of the Master Fund’s investments, which change regularly due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the value and liquidity of the Master Fund’s investments, which may in turn impact the Master Fund’s ability to sell alternative lending securities and/or its ability to repurchase its shares. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

The section of the Prospectus entitled “Risk Considerations—Other Principal Risks—General Economic and Market Conditions” is hereby deleted and replaced with the following:

General Economic and Market Conditions. The value of your investment in the Master Fund is based on the market prices of the alternative lending securities the Master Fund holds. These prices change regularly due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of alternative lending securities the Master Fund owns and the markets in which the alternative lending securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Master Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Master Fund’s operations. For example, the Investment Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Master Fund’s ability to sell alternative lending securities to conduct repurchases of it shares.

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Alternative lending securities in the Master Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the alternative lending securities or other instruments that the Investment Adviser believes represent an attractive investment opportunity or in which the Master Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Master Fund. As a result, the Master Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AIPALFPPROSPT 4/20